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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): January 3, 2000
                                                  ---------------


                               Sapient Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 0-28074                                04-3130648
        ------------------------            ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


          One Memorial Drive
             Cambridge, MA                                 02142
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(Address of Principal Executive Offices)                (Zip Code)


                                 (617) 621-0200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

         Sapient Corporation issued a press release on January 3, 2000 announcing that Edward G. Goldfinger had been appointed as Chief Financial Officer of the Company. The press release also announced that Susan D. Johnson, the Company's previous Chief Financial Officer, had been appointed Senior Vice President. The full text of the Company's press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (c)      EXHIBITS.

         99.2 Press Release issued by Sapient Corporation on January 3, 2000 announcing appointment of Edward G. Goldfinger as Chief Financial Officer and appointment of Susan D. Johnson as Senior Vice President.




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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 2000                        SAPIENT CORPORATION
                                             -----------------------------------
                                                 (Registrant)



                                              By: /S/ Susan D. Johnson
                                                  ------------------------------
                                                  Susan D. Johnson
                                                  Chief Financial Officer





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